General DataComm Industries, Inc.
                     Consolidated Balance Sheet (1)
                            January 31, 2003
                              (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                        $ 2,103
               Accounts receivable                                3,599
               Inventories                                        4,221
               Deferred income taxes                                307
               Other current assets - discontinued
                operations                                          158
               Other current assets                                 489
                                                               ---------
                                                                 10,877

          Property, plant and equipment, net                        114
          Land and buildings held for sale                        6,269
          Net assets of discontinued operations                      57
          Other assets                                                4
                                                               ---------
                                             Total Assets       $17,321
                                                               =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
               Accounts payable, trade                            1,045
               Accrued payroll and payroll-related costs            638
               Accrued expenses and other current liab.           2,216
                                                               ---------
                                                                  3,899

         Liabilities subject to compromise
               Revolving credit loan                            $    17
               Notes payable                                     23,036 (2)
               7 3/4% Convertible debentures                      3,000
               Accounts payable, trade                           21,403
               Accrued expenses and other current liab.          15,494
                                                               ---------
                                                                 62,950

         Deferred income taxes                                      448
                                                               ---------
                                             Total Liabilities   67,297

         Redeemable 5% Preferred Stock                            3,043

         Stockholders' equity:
               Preferred stock                                      788
               Common stock                                       3,328
               Paid-in-capital                                  191,313
               Accumulated deficit                             (247,009)(2)
                Less: Treasury stock                             (1,439)
                                                               ---------
                                                                (53,019)
                                                               ---------

            Total Liabilities and Stockholders' Equity          $17,321
                                                               =========

(1)Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002), audit adjustments and the effects of the bankruptcy filing.

(2) Excludes $3,370 interest/fees on secured debt that may not be payable.

                        General DataComm Industries, Inc.
                           Statement of Operations (1)
                     One Fiscal Month Ended January 31, 2003
                                   (Unaudited)
                                  ($ in 000's)

         Sales                                                     $1,842
         Cost of Sales                                                908
                                                                   ------
         Gross Margin                                                 934

         Operating Expenses:
                       Selling, general & administrative              583
                       Research & development                         278
                                                                   ------
                                                                      861

         Operating income                                              73
         Interest expense (contractual interest/fees $379)              -
         Gain on legal settlement                                       -
         Other, net                                                     -
                                                                       (2)
                                                                   -------
         Earnings (loss) before reorganization items,
          income taxes and discontinued operations                     75
         Reorganization items:
                       Professional fees                              200
                                                                   -------
         Gain(loss) before income taxes
           and discontinued operations                               (125)
         Income tax provision                                          13
                                                                   -------
         Income (loss) before discontinued operations                (138)

         Income (loss) from discontinued operations                   142

                                                                   -------
         Net income(loss)                                             $ 4
                                                                   =======

(1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002), audit adjustments and the effects of the bankruptcy filing.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                    For the One Month Ended January 31, 2003
                                 (Unaudited) (1)
                                  ($ in 000's)
                 Increase (Decrease) in Cash and Cash Equivalents


Cash flows from operating activities:
     Cash received from customers                         $ 1,603
     Non A/R cash                                             412
     Cash paid to suppliers and employees                  (1,503)
                                                          --------
Net cash (used in) provided by operating activities
     before reorganization items                              512

Operating cash flows from reorganization items:
     Professional fees                                       (172)
                                                          --------
Net cash used by reorganization items                        (172)

Net cash (used in) provided by operating activities           340

Cash flows from financing activities:
     Principal payments on debt                              (657)
                                                          --------
Net cash used in financing activities                        (657)

Net increase (decrease) in cash                           $  (317)
                                                          ========

Cash at beginning of period                                 2,420
Cash at end of period                                     $ 2,103

Reconciliation of net income to net cash provided
   by (used in) operating activities
Net income (loss)                                         $     4
Depreciation                                                   87
(Increase) decrease in accounts receivable                   (335)
(Increase) decrease in notes receivable                        38
(Increase) decrease in inventory                              (50)
(Increase) decrease in other current assets                   (23)
Increase (decrease) in postpetition payables
   and other current liabilities                              619
                                                          --------
Net cash provided by operating activities                 $   340
                                                          ========

_________________
(1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.